UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 1, 2017 (Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-5415 (Commission File Number)	36-0879160 (IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523 (Address of principal executive offices)

Registrant’s telephone number including area code: (847) 455-7111

Not Applicable (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 1, 2017, the Board of Directors (the “Board”) of A. M. Castle & Co. (the “Company”) appointed Ed Quinn, 45, as the Company’s Vice President, Controller and Chief Accounting Officer, effective December 4, 2017. Prior to joining the Company, Mr. Quinn served as Director, Transaction & Regulatory Advisory Services at SolomonEdwardsGroup LLC, a strategic consulting firm, from April 2015 to December 2017. Before that, Mr. Quinn served as a Senior Manager for Deloitte Financial Advisory Services from 2006 to 2015.
The Company has entered into an offer letter (the “Offer Letter”) with Mr. Quinn, which provides for an annual base salary of $215,000. Mr. Quinn will also be eligible to participate in the Company’s 2018 Shared Services Incentive Plan pursuant to which he will be eligible for a bonus with a target amount of 40% of his base salary, subject to the determination of the Board. The Offer Letter contemplates Mr. Quinn will be eligible to enter into change in control and severance agreements with the Company consistent with those offered to similarly situated employees.
There is no family relationship existing between Mr. Quinn and any executive officer or director of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The terms of Mr. Quinn’s employment with the Company are set forth in the Offer Letter between the Company and Mr. Quinn, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1*	Offer Letter dated December 4, 2017, by and between the Company and Ed Quinn.

*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
December 7, 2017		Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Offer Letter dated December 4, 2017, by and between the Company and Ed Quinn.

*Filed herewith

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